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                                                                    Exhibit 99.2
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Certification  pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section
302  and  906  of  the  Sarbanes-Oxley  Act  of  2002.
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In  connection  with the Quarterly Report Pursuant to Section 13 or 15(d) of the
Securities  Exchange  Act  of  1934  on  Form 10-Q of World Diagnostic, Inc (the
"Company") for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher McGhie, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 302 and 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November  19,  2002

                    /s/Christopher  McGhie
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                    Christopher  McGhie,  Principal  Accounting  Officer







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